UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 9, 2012

SIGMA DESIGNS, INC.
 (Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	001-32207 (Commission File Number)	94-2848099 (IRS Employer Identification No.)

1778 McCarthy Boulevard Milpitas, California  95035
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 262-9003

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

On April 9, 2012, Sigma Designs, Inc. (the “Company”) entered into Amendment No. 1 to Rights Agreement (“Amendment No. 1”), which amended that certain Preferred Stock Rights Agreement originally dated as of June 7, 2004 (the “Rights Agreement”), with Computershare Shareowner Services LLC (formerly known as Mellon Investor Services LLC) as the Rights Agent.  Pursuant to the Rights Agreement, the Company’s Board of Directors declared a dividend of one right (a “Right”) to purchase one one-thousandth of a share of the Company’s Series D Participating Preferred Stock (“Series D Preferred”) for each outstanding share of Common Stock, no par value per share (“Common Shares”), of the Company to the shareholders of record at the close of business on June 18, 2004.  Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series D Preferred at an exercise price of $58.00, subject to adjustment.

Amendment No. 1 modified the Rights to:  (i) decrease the beneficial ownership threshold from 15% to 10% by which any person or group of affiliated or associated persons becomes an “Acquiring Person” as contemplated by the Rights Agreement (subject to certain exceptions); (ii) provide for the activation of the Rights immediately upon an Acquiring Person obtaining beneficial ownership of 10% or more of the Common Shares then outstanding (i.e., without any waiting period); (iii) provide for the expiration of the Rights no later than April 9, 2013 (provided, that if the Rights have been activated on or before such date, then April 30, 2014 shall be substituted for such date); and (iv) include provisions in respect of certain derivative or synthetic arrangements having characteristics of a long position in the Common Shares in the definition of securities which any person or group of affiliated or associated persons shall be deemed to beneficially own.  In connection with Amendment No. 1, the Company’s Board of Directors has increased the number of shares of Series D Preferred by 315,000, from 35,000 shares to 350,000 shares.

The foregoing summary of the principal terms of Amendment No. 1 is a general description only and is qualified in its entirety by reference to Amendment No. 1 and the Rights Agreement, copies of which are attached hereto as Exhibits 4.1 and 4.2 and incorporated herein by reference.  A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 3.03         Material Modification to Rights of Security Holders.

The information included in Item 1.01 above and Amendment No. 1 filed as Exhibit 4.2 hereto are incorporated herein by reference.

Item 5.03         Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with Amendment No. 1 described above, the Company has amended its Certificate of Determination of Rights, Preferences and Privileges of Series D Participating Preferred Stock to increase the number of its shares designed as Series D Preferred by 315,000, from 35,000 shares to 350,000 shares.

A copy of the Certificate of Amendment of Certificate of Determination is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

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Item 9.01.          Financial Statements and Exhibits.

(d)       Exhibits

Exhibit                Description

3.1	Certificate of Amendment of Certificate of Determination of Rights, Preferences and Privileges of Series D Participating Preferred Stock of Sigma Designs, Inc.

4.1
Preferred Stock Rights Agreement, dated as of June 7, 2004, between the Company and Computershare Shareowner Services LLC (formerly known as Mellon Investor Services LLC), including the Certificate of Determination, the form of Rights Certificate and the Summary of Rights attached thereto as Exhibits A, B and C, respectively (incorporated by reference to Exhibit 4.1 to the Company’s Form 8-A (File No. 001-32207) filed on June 8, 2004).

4.2
Amendment No. 1 to Rights Agreement, dated as of April 9, 2012, between the Company and Computershare Shareowner Services LLC (formerly known as Mellon Investor Services LLC), including the Certificate of Amendment of Certificate of Determination, attached thereto as Exhibit A-1.

99.1	Press release issued by Sigma Designs, Inc.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGMA DESIGNS, INC.

Date: April 9, 2012	By:	/s/ Thinh Q. Tran
Thinh Q. Tran
President & Chief Executive Officer

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EXHIBIT INDEX

Exhibit               Description

3.1	Certificate of Amendment of Certificate of Determination of Rights, Preferences and Privileges of Series D Participating Preferred Stock of Sigma Designs, Inc.

4.1
Preferred Stock Rights Agreement, dated as of June 7, 2004, between the Company and Computershare Shareowner Services LLC (formerly known as Mellon Investor Services LLC), including the Certificate of Determination, the form of Rights Certificate and the Summary of Rights attached thereto as Exhibits A, B and C, respectively (incorporated by reference to Exhibit 4.1 to the Company’s Form 8-A (File No. 001-32207) filed on June 8, 2004).

4.2
Amendment No. 1 to Rights Agreement, dated as of April 9, 2012, between the Company and Computershare Shareowner Services LLC (formerly known as Mellon Investor Services LLC), including the Certificate of Amendment of Certificate of Determination, attached thereto as Exhibit A-1.

99.1	Press release issued by Sigma Designs, Inc.